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                           EXHIBIT NO. 10(C)
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                   FORM OF NON-QUALIFIED STOCK OPTION

                    AGREEMENT UNDER THE PROGRESSIVE

                    CORPORATION 1989 INCENTIVE PLAN

                           (MULTIPLE AWARDS)



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                  NON-QUALIFIED STOCK OPTION AGREEMENT
                  ------------------------------------

         This Agreement (the "Agreement") is made as of the _______ day of __________________, 19_____, between The Progressive Corporation, an Ohio corporation (the "Company"), and [NAME] (the "Optionee"). The Company hereby grants Optionee an option (the "Option") to purchase
<TOTAL_SHARES> Common Shares, $1.00 par value, (the "Common Shares") of the Company for a per share purchase price of $____________ (the "Option Price"). The Option has been granted pursuant to The Progressive Corporation 1989 Incentive Plan (as amended and restated) (the "Plan") and shall include and be subject to all provisions of the Plan, which are hereby incorporated herein by reference, and shall be subject to the following provisions of this Agreement:

         1.     TERM. The Option shall become exercisable as follows:

                      ___________ Common Shares may be purchased on or after _______________ and until _______________, at which date the right to purchase such Common Shares shall expire.

                      ___________ Common Shares may be purchased on or after _______________ and until _______________, at which date the right to purchase such Common Shares shall expire.

                      ___________ Common Shares may be purchased on or after _______________ and until _______________, at which date the right to purchase such Common Shares shall expire.

                The dates set forth above on or after which the Option, or any part thereof, may be exercised and specified numbers of Common Shares may be purchased hereunder are referred to herein as "Vesting Dates" and the dates set forth above as of which such stock purchase rights expire are referred to herein as "Expiration Dates."

         2. Method of Exercise. Subject to Section 1 above, the Option shall be exercisable from time to time by written notice (in form approved or furnished by the Company) to the Committee which shall:

                (a) state that the Option is thereby being exercised, the number of Common Shares with respect to which the Option is being exercised, each person in whose name any certificates for the Common Shares should be registered and his or her address and social security number;

                (b) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by anyone other than the Optionee, be accompanied by proof satisfactory to counsel for the Company of the right of such person or persons to exercise the Option under the Plan and all applicable laws and regulations; and




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                (c)      be accompanied by such representations,
                         warranties and agreements, in form and
                         substance satisfactory to counsel for the Company, with respect to the investment intent of such person or persons exercising the Option as the Company may request.

         3. PAYMENT OF PRICE. Upon exercise of the Option, the Company shall deliver a certificate or certificates for the Common Shares purchased thereunder to the specified person or persons at the specified time upon receipt of the full purchase price for such Common Shares: (a) by certified or bank cashier's check, or (b) by any other method of payment or combination thereof authorized by the Plan.


         4. TRANSFERABILITY. The Option shall not be transferable by the Optionee other than by will or by the laws of descent and distribution. Subject to the following sentence, during the lifetime of the Optionee, the Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the Optionee for his or her own account. Upon the death or disability of the Optionee, the Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the Optionee's estate (acting through its fiduciary) or by the Optionee's duly authorized legal representative, during the period and to the extent authorized in the Plan.

         5. TERMINATION OF EMPLOYMENT. If the employment of the Optionee by the Company (or any of its Subsidiaries or Affiliates) terminates:

                (a) due to involuntary termination without cause or due to retirement (with the employer's approval, but subject to Section 5(e) below), the Option may be exercised to the extent exercisable at the date of such termination, during the lesser of (i) two months after such date , or (ii) the balance of the Option's term;

                (b)     due to death or disability, the provisions of
                        Section 5(b)(6) or 5(b)(7) of the Plan, as applicable, shall apply;

                (c) due to resignation by the Optionee (other than by reason of a Qualified Retirement, as provided at Section 5(e) below), the Optionee may exercise the Option, to the extent of the lesser of (A) the number of Common Shares as to which the Option is exercisable on the date the Optionee ceases to be an employee or (B) the number of Common Shares as to which the Option was exercisable ninety days prior to such date, reduced by any Common Shares acquired by exercise of the Option within such ninety day period, at any time within two (2) months after the date that the Optionee ceases to be an employee (but in no event after expiration of the original term of the Option) and the Option shall not be or become exercisable as to any additional Common Shares after the date that the Optionee ceases to be an employee;

                (d) due to termination for cause, the Option and all rights to purchase Common Shares thereunder shall immediately terminate; and

                (e) due to a Qualified Retirement (as defined below), the following provisions shall apply (subject in all cases to Section 5(e)(v) hereof):
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                        (i)      if and to the extent that any Option
                                 Installment (as defined below) has
                                 vested and is exercisable as of the
                                 Qualified Retirement Date (as defined
                                 below), such Option Installment shall
                                 not terminate upon the retirement of
                                 the Optionee, but may be exercised by
                                 the Optionee, in whole or in part, at
                                 any time between the Qualified
                                 Retirement Date and the Expiration Date
                                 applicable thereto;

                        (ii) subject to Section 5(e)(iii) hereof, if and to the extent that any Option Installment is not vested and exercisable as of the Qualified Retirement Date, such Option
                                 Installment (A) shall remain in effect
                                 with respect to fifty percent (50%) of
                                 the Common Shares covered thereby and,
                                 as to such Common Shares, shall vest
                                 and become exercisable on the Vesting
                                 Date applicable thereto and may be
                                 exercised by the Optionee, in whole or
                                 in part, at any time between the
                                 Vesting Date and Expiration Date
                                 applicable thereto, and (B) shall
                                 terminate, effective as of the
                                 Qualified Retirement Date, with respect
                                 to the remaining fifty percent (50%) of
                                 the Common Shares covered by such
                                 Option Installment;

                        (iii) notwithstanding Section 5(e)(ii) above, if and to the extent that any Option Installment is not vested and exercisable as of the Qualified Retirement Date, but has a Vesting Date which is no later than four (4) months after the Qualified Retirement Date, then, notwithstanding the Optionee's retirement, the Option Installment which is scheduled to vest on such Vesting Date shall remain in effect, shall vest on such Vesting Date and may be exercised by the Optionee, in whole or in part, at any time between such Vesting Date and the applicable Expiration Date;

                        (iv) if the Optionee dies after the date of his or her retirement and has not exercised the Option, in whole or in part, prior to his or her death, the Optionee's estate shall have the right to exercise the Option as to (A) all Common Shares, if any, as to which the Option has vested and is exercisable as of the date of the Optionee's death, plus (B) the additional Common Shares, if any, as to which the Option would have become exercisable within one (1) year from the date of the Optionee's death pursuant to Sections 5 (e)(ii) and/or (iii) hereof, as applicable, but for the death of the Optionee, at any time during the one (1) year period beginning on the date of the Optionee's death (or such other period as the Committee may specify), and the balance of the Option shall terminate as of the date of the Optionee's death;




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                        (v)      if the Committee determines that the
                                 Optionee is or has engaged in any
                                 Disqualifying Activity (as defined
                                 below), then (1) to the extent that the
                                 Option has vested and is exercisable as
                                 of the Disqualification Date (as
                                 defined below), the Optionee shall have
                                 the right to exercise the Option during
                                 the lesser of two months from the
                                 Disqualification Date or the balance of
                                 the Option's term and (2) to the extent
                                 that the Option is not vested and
                                 exercisable as of the Disqualification
                                 Date, the Option shall terminate as of
                                 such date. Any determination by the
                                 Committee, which may act upon the
                                 recommendation of the Chief Executive
                                 Officer or other senior officer of the
                                 Company, that the Optionee is or has
                                 engaged in any Disqualifying Activity,
                                 and as to the Disqualification Date,
                                 shall be final and conclusive.

                        (vi)     As used in this Section 5(e), the
                                 following terms are defined as follows:

                        (A) QUALIFIED RETIREMENT - any termination of the Optionee's employment with the Company or its Subsidiaries for any reason (other than death, Disability or an involuntary termination for Cause) if, at or immediately prior to the date of such termination, the Optionee satisfies both of the following conditions:

                                 (1)      the Optionee shall be 55 years
                                          of age or older; and

                                 (2)      the sum of the Optionee's age
                                          and completed years of service
                                          as an employee of the Company
                                          or its Subsidiaries
                                          (disregarding fractions, in
                                          both cases) shall total 70 or
                                          more.

                        (B) QUALIFIED RETIREMENT DATE - the date as of which the Optionee's employment with the Company or its Subsidiaries shall terminate pursuant to a Qualified Retirement.


                        (C)      DISQUALIFYING ACTIVITY - means and
                                 includes each of the following acts or
                                 activities:

                                 (1)      directly or indirectly serving
                                          as a principal, shareholder,
                                          partner, director, officer,
                                          employee or agent of, or as a
                                          consultant, advisor or in any
                                          other capacity to, any
                                          business or entity which
                                          competes with the Company or
                                          its Subsidiaries in any
                                          business or activity then
                                          conducted by the Company or
                                          its Subsidiaries to an extent
                                          deemed material by the
                                          Committee; or




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                                 (2)      any disclosure by the
                                          Optionee, or any use by the
                                          Optionee for his or her own
                                          benefit or for the benefit of
                                          any other person or entity
                                          (other than the Company or its
                                          Subsidiaries), of any
                                          confidential information or
                                          trade secret of the Company or
                                          its Subsidiaries to an extent
                                          deemed material by the
                                          Committee; or

                                 (3) any material violation of any of the provisions of the Company's Code of Conduct or any agreement between the Optionee and the Company; or

                                 (4)      making any other disclosure or
                                          taking any other action which
                                          is determined by the Committee
                                          to be materially detrimental
                                          to the business, prospects or
                                          reputation of the Company or
                                          its Subsidiaries.


                                 The ownership of less than 2% of the
                                 outstanding voting shares of a publicly
                                 traded corporation which competes with
                                 the Company or its Subsidiaries shall
                                 not constitute a Disqualifying
                                 Activity.

                        (D) DISQUALIFICATION DATE - the date of any determination by the Committee that the Optionee is or has engaged in any Disqualifying Activity.


                        (E)      OPTION INSTALLMENT - if the Option
                                 consists of multiple awards, each with
                                 a separate Vesting Date and Expiration
                                 Date, any one of such awards.

         6. RESTRICTIONS ON EXERCISE. The Option is subject to all restrictions set forth in this Agreement or in the Plan. As a condition to any exercise of the Option, the Company may require the Optionee or his successor to make any representation and warranty to comply with any applicable law or regulation or to confirm any factual matters requested by counsel for the Company.

         7.       TAXES. The Optionee hereby agrees that he or
                  she shall pay to the Company, in cash, any federal, state and local taxes of any kind required by law to be withheld with respect to the Option granted to him or her hereunder or the exercise thereof. If the Optionee does not make such payment to the Company, the Company shall have the right to deduct from any payment of any kind otherwise due to the Optionee from the Company (or from any Subsidiary or Affiliate of the Company), any federal, state and local taxes of any kind required by law to be t withheld with respect to the Option, the exercise thereof or the Common Shares to be purchased by the Optionee under this Agreement. The Option shall not be treated as an incentive stock option under Section 422 or any successor Section thereto of the Internal Revenue Code of 1986, as amended.
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         8.       DEFINITIONS. Unless otherwise defined in this
                  Agreement, capitalized terms will have the same meanings given them in the Plan.

                                        THE PROGRESSIVE CORPORATION

DATE OF GRANT:            _________, 19____           BY:
                  _______________________________________
                                 TITLE:
                  _______________________________________



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                        ACCEPTANCE OF AGREEMENT
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        The Optionee hereby: (a) acknowledges receiving a copy of the
Plan Description dated _______________ (the "Plan Description") relating to the Plan, and represents that he or she is familiar with all of the material provisions of the Plan, as set forth in the Plan Description;
(b) accepts this Agreement and the Option granted to him or her under this Agreement subject to all provisions of the Plan and this Agreement; and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee relating to the Plan, this Agreement or the Option granted hereunder.


                        Optionee:
_________________________________________


                        Date:          ______________________________, 19____